NUVEEN INTERNATIONAL SELECT FUND

SUPPLEMENT DATED SEPTEMBER 22, 2014

TO THE PROSPECTUS DATED FEBRUARY 28, 2014

The reorganization of Nuveen International Select Fund into Nuveen International Growth Fund is complete. Any references to Nuveen International Select Fund in this prospectus are deleted.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FISP-0914P